EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of Skyworks Solutions, Inc. (the “Company”) on Form 10-Q for the period ended January 2, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Philip Carter, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Philip Carter
Philip Carter
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)
February 5, 2026